INVESTOR PRESENTATION March 2023 NASDAQ: AOUT Exhibit 99.1 Company logo

Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022. LEGAL SAFE HARBOR American Outdoor Brands (NASDAQ: AOUT) ©2023 American Outdoor Brands inc. All rights reserved Company logo 2

Q3 FY23 Highlights Company logo

Disciplined execution of LONG-TERM value creation strategy ORGANIC GROWTH PATH TO $400M+ M&A SEEK TARGETS THAT MEET OUR IDEAL CRITERIA RETURN CAPITAL TO SHAREHOLDERS SHARE REPURCHASE PROGRAM 1 2 3 American Outdoor Brands (NASDAQ: AOUT) Q3 FY23 Achievements Net sales growth of 17.4% vs. pre-COVID Q3 FY20 E-commerce growth of 53.9% vs. Q3 FY20 Gross margin of 47.1%, +130 basis points YOY Operating cash flow of $18.1M Multiple new products introduced Continued to monitor M&A landscape for opportunities that meet our criteria $10M Stock Buyback Program announced Sept 2022 $1.8M purchased in Q3 with an average price of $9.43 FY23 YTD $2.6M total purchased (2% of O/S shares) Company Logo ©2023 American Outdoor Brands, inc. all rights reserved 4

Outdoor lifestyle category leading growth Net Sales vs Pre-Pandemic Shooting Sports Net Sales Q3 FY23 vs Q3 FY22: -32.1% Q3 FY23 vs Q3 FY20 (pre-pandemic): -1.8% Growth opportunity in shooting sports focused on expanding into large, stable categories including: Shotgun sports (Caldwell) Reloading (Frankford Arsenal) Optics (Crimson Trace) Hand Tools (Wheeler) Security Solutions (Lockdown) Outdoor Lifestyle Net Sales Q3 FY23 vs Q3 FY22: -23.2% Q3 FY23 vs Q3 FY20 (pre-pandemic): +39.1% Expected to be a growing percentage of business over time Growth supported by: Fishing (BUBBA) Land management (Hooyman) Meat processing (MEAT! Your Maker) Outdoor cooking (Grilla) American Outdoor Brands (NASDAQ: AOUT) Outdoor Lifestyle 55.6% Shooting Sports 44.4% Outdoor Lifestyle 47.0% Shooting Sports 53.0% Outdoor Lifestyle Shooting Sports Mix Shift Toward Outdoor Lifestyle Q3 FY20 Net Sales Q3 FY23 Net Sales +39.1% -1.8% Company Logo ©2023 American Outdoor Brands, inc. all rights reserved 5 $30.0 $25.0 $20.0 $15.0 $10.0 $50. $- $ in million Outdoor Lifestyle $20.4 $28.3 $23.0 $22.6 Shooting Sports 03fy20 03fy 23 03fy20 03fy 23

New Products “We leverage our culture of innovation to deliver solutions for consumers in the moments that matter” Company Logo

FOOT PEDAL-POWERED, NO BATTERY REQUIRED TO OPERATE 50 CLAY CAPACITY - MORE TIME SHOOTING, LESS TIME LOADING CLAYS COMPACT FOLDING DESIGN FOR EASY TRANSPORTATION & STORAGE SELECTABLE FLURRY MODE LAUNCHES CLAYS AS FAST AS YOU CAN STEP ON THE PEDAL LIGHTWEIGHT PORTABLE AWARD WINNING WATCH IN ACTION New: Caldwell claymore CLAY TARGET THROWER American Outdoor Brands (NASDAQ: AOUT) Now Shipping Company Logo ©2023 American Outdoor Brands, inc. all rights reserved 7

American Outdoor Brands (NASDAQ: AOUT) Ar500 Targets and Accessories Merchandising Target Retail Displays Flash bang Target Hit Indicator E-MAX COMMS Electronic Communication Company Logo PAST AOB.com/Patents©2023 American Outdoor Brands, inc. all rights reserved 8

American Outdoor Brands (NASDAQ: AOUT) F.A.T. STIX Precision Torque Setting Tools 6 screwdriver sets Application Specific Screwdriver Sets Refreshed branding, product, and packaging Continued expansion into gunsmithing specific tools Expansion into categories where Wheeler has broader permission to play Company Logo ©2023 American Outdoor Brands, inc. all rights reserved 9

American Outdoor Brands (NASDAQ: AOUT) X-10 progressive press With Case Feeder Rotary Tumbler Lite essentials kit Rotary Tumbler Lite professional kit Essentials Reloading kit Starter kits Basic & Advanced Assortments Refreshed branding, product, and packaging New Products targeting new consumer entrants New Products targeting advanced reloading consumers & businesses Company Logo PAST AOB.com/Patents ©2023 American Outdoor Brands, inc. all rights reserved 10

American Outdoor Brands (NASDAQ: AOUT) Horizonline pro Laser Rangefinding Binoculars Refreshed packaging and products Continued expansion of aiming solutions Cross-pollination of laser & optics technology coupled with our proprietary instinctive activation technology Easy-to-Use menu CT RADIANT™ ambient light sensor Ranges targets out to 2,000 yards Large top-mounted function buttons Auto-Shutoff function Bino harness and bivy case included Merchandising increases consumer interaction ©2023 American Outdoor Brands, Inc. All Rights Reserved 11 company logo

New: schrade knives American Outdoor Brands (NASDAQ: AOUT) https://www.schrade.com/enrage/ FEATURES Rare collaboration with premium brand (Rage), expanding Schrade’s consumer reach Enrage line covers everything from everyday carry to extreme environments Schrade entry into consumables, never sharpen your knife again ©2023 American Outdoor Brands, Inc. All Rights Reserved 12 company logo Pats AOB.com/Patents

Expanding Lockdown’s storage and organization beyond the vault Modular systems for full customization of any consumers & retailers display needs Online SecureWall digital builder, helps consumers layout their own solution Proprietary design allows panels to work with quick connect hangers, or standard retail pegs FROM THE GUN ROOM… American Outdoor Brands (NASDAQ: AOUT) Securewall System For security, organization, & display …TO THE GARAGE ©2023 American Outdoor Brands, Inc. All Rights Reserved 13 company logo Pats AOB.com/Patents Graphics

American Outdoor Brands (NASDAQ: AOUT) Deathgrip sherpa Carbon Fiber Deathgrip infinite Carbon Fiber Deathgrip infinite Aluminum Premium hunting packs and bags Expanding on the success of the DeathGrip hunting shooting rest, we are introducing 2x new lines under the DeathGrip family Multi-functional head system allows broad consumer use from shooting, to spotting, to photography top Engineered to carry the BOG tripod and other essentials, our bags are extremely lightweight, full of features, and built to last The DeathGrip has become the go-to shooting rest among hunting enthusiasts, our new packs and bags have been designed with these enthusiasts in mind Constructed of 420D ripstop nylon, these bags are loaded with features and built to last in rugged conditions Designed as an eco-system for BOG accessories and essential gear Merchandising provides visual cue to consumers TO pair their DeathGrip with the new PACKS and BAGS ©2023 American Outdoor Brands, Inc. All Rights Reserved 14 company logo Pats AOB.com/Patents

Direct-to-Consumer (DTC) Brands Company logo

Grilla: Exclusive “Turn-key” Outdoor Cooking Ecosystem American Outdoor Brands (NASDAQ: AOUT) Wifi Pellet Grills Gas Grills Griddles / Flat Tops All Major Outdoor Cooking Platforms Offered … ... Designed with an Ecosystem in Mind … “I have a [Silverbac] and Primate. I got the 3-piece kitchen but need to buy the corner and an additional 31-inch cabinet.” – Facebook Post from Grilla Customer (July 2022) Kamado Grills Pellet Smokers ©2023 American Outdoor Brands, Inc. All Rights Reserved 16 company logo

DTC-Only Brands DELIVERED 14.1% of Q3 Net Sales American Outdoor Brands (NASDAQ: AOUT) … All Sold Direct-to-Consumer… … While Leveraging Complementary AOB Brand Audiences “I’m a big fan of meat your maker! High quality products like Grilla! Y’all need to jump on this deal.” – Facebook Post from Grilla Customer (May 2022) ©2023 American Outdoor Brands, Inc. All Rights Reserved 16 company logo

American Outdoor Brands, Inc. “An industry leading provider of products and accessories for rugged outdoor enthusiasts” Company logo

AOUT’S value drivers Large, passion-driven industry Favorable macro trends (fishing, hunting, personal protection, shooting sports, camping, hiking, and outdoor cooking) Diverse portfolio of 21 early-stage consumer brands Innovative “Dock & Unlock”™ formula fuels brand growth Leverageable model drives profitability Strong balance sheet supports organic growth & acquisitions American Outdoor Brands (NASDAQ: AOUT) ©2023 American Outdoor Brands, Inc. All Rights Reserved 19 company logo

American outdoor brands, Inc. at a glance American Outdoor Brands (NASDAQ: AOUT) TTM Net Sales $194.9 million Growth Target $400M+ TTM Gross Profit Margin 45.7% Target Adj. EBITDAS Margin % Mid- to High-teens TTM Adjusted EBITDAS $14.2 million, or 7.3% Headquarters Columbia, Missouri Net Debt ($11.7) million $10M debt, less $21.7M cash Fiscal Year End April 30 Net Debt / TTM Adj. EBITDAS ~(0.8x) Employee Count 289 All metrics as of January 31, 2023 ©2023 American Outdoor Brands, Inc. All Rights Reserved 20 company logo

American Outdoor Brands (NASDAQ: AOUT) Large, passion-driven industry * Based on a 2017 report issued by the Outdoor Industry Association. Hunting Fishing Camping Hiking Paddling Archery Shooting ~$90-100B U.S. Outdoor Recreation Market * ©2023 American Outdoor Brands, Inc. All Rights Reserved 21 company logo

Favorable OUTDOOR ACTIVITY Macro trends American Outdoor Brands (NASDAQ: AOUT) Outdoor Participation Trends >50% of the U.S. Participates in Outdoor Recreational Activities ~1.5M Number of new camping households in 2022 (KOA) 14M New entrants per NSSF: 2020: 40% of 21M Adj NICS 2021: 30% of 18M Adj NICS ~1M More hunters in 2020. The NSSF has indicated that hunting license sales have grown 7.5% vs. 2019. This could mean 1M new hunters entered the market in 2020 ~2.3M More Americans fished in 2021 than in 2019 according to the Recreational Boating & Fishing Foundation Source: Outdoor Industry Association report published August 2022 # of Participants (Millions) % of US population # of Participants (Millions) % of US population ©2023 American Outdoor Brands, Inc. All Rights Reserved 22 company logo 170 160 150 140 55.0% 52.5% 50.0%47.5%

Diverse portfolio of 21 early-stage consumer brands American Outdoor Brands (NASDAQ: AOUT) Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc.. MEAT! Dual-Grind Grinders Grilla Silverbac AT Pellet Grill MEAT! Butcher Knife Set Grilla Modular Outdoor Kitchen Caldwell Claymore Clay Target Thrower Frankford Arsenal X-10 Progressive Reloading Press BUBBA Fishing Rods Hooyman Lithium-Ion 24v Spreader BOG Sherpa ALL-IN-ONE Optics, Camera & Shooting Rest tripod Wheeler F.A.T. Stix Torque Setting Tools Lockdown Securewall Organizational Systems Crimson Trace HorizonLine Rangefinding Binoculars Smith & Wesson Throwing Knives and Axes Crimson Trace HRO Red Dot Sight Tipton Ultra Gun Vise Lockdown In-Plain-Sight Concealment Shelves Caldwell E-Max Shadows Pro Hearing Protection Schrade Isolate Enrage  BUBBA Smart Fish Scale and Fishing App OLD TIMER Trail Boss Hunting Knives Caldwell Flash Bang Hit Indicator Frankford Arsenal Essentials Reloading Kit ©2023 American Outdoor Brands, Inc. All Rights Reserved 23 graphics company logo

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
Adventurer	grilla grills	●	○	Grills, smokers, outdoor kitchens, pellets, & accessories
Adventurer	IMPERIAL	●	○	Folding, fixed-blade knives
Adventurer	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
Adventurer	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, game cameras
Harvester	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws
Harvester	MEAT!	●	○	Meat grinders, slicers, dehydrators
Harvester	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
Harvester	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
Harvester	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, targets, hearing & eye protection
Marksman	FRANKFORD ARSENAL	○	●	Reloading equipment
Marksman	TIPTON	○	●	Gun vises, cleaning supplies
Marksman	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights
Defender	LASERLYTE	○	●	Laser training devices
Defender	LOCKDOWN	○	●	Vault organization, logic-enabled vault doors and security monitoring, cable locks
Defender	M&P by Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases
Defender	Performance Center	○	●	Gun cases and cleaning kits
Defender	Smith & Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2023 American Outdoor Brands, Inc. All Rights Reserved
24

strong presence in traditional and e-comM channels American Outdoor Brands (NASDAQ: AOUT) DTC Websites Online Retailers National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Traditional Channels $109.3M 56.1% E-commerce Channels $85.6M 43.9% Note: Customers shown are for illustrative purposes (Q3 FY23 TTM Net Sales = $194.9 Million) © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 9 31 44 35 255 255 113 124 125 7 56 73 108 11 259 122

Brand A x AOB Dock (Strategy + Resources)  = Brand A + ∞ Unlocked Potential THE “DOCK AND UNLOCK”TM FORMULA Adventurer Harvester Marksman Defender American Outdoor Brands (NASDAQ: AOUT) Using our "Dock and Unlock”TM formula, we leverage our brand lanes to reframe our brands’ growth potential Thereby creating “Permission to Play" in new product categories and establishing entrance into wholly new, large addressable markets Resulting in a family of brands with significant runway for growth, TAKING BRANDS “FROM NICHE TO KNOWN”TM © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122 26

Original Niche: Fillet Knives FILLET LANDING ELECTRIC FILLET RODS STORAGE KITCHEN SERIES TACKLE MANAGEMENT APPAREL “DOCK & UNLOCK”TM CASE STUDY (acquisition) American Outdoor Brands (NASDAQ: AOUT) After repositioning the brand from “Bubba Blade” to “BUBBA,” we unlocked the brand’s “Permission to Play“ potential, accessing a wider audience, and expanding beyond the original saltwater fillet knife category into a multitude of diverse “water to plate” lifestyle products. NEW Upcoming in FY23: BUBBA Smart Fish Scale (SFS) Triple-digit growth since acquisition in 2017 Scan to learn more © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 27

“DOCK & UNLOCK”TM CASE STUDY (organic) American Outdoor Brands (NASDAQ: AOUT) *TTM January 2023 compared to TTM January 2021 PRESERVE PROCESS CUTLERY PREPARE 4.2x FY23 TTM net sales growth compared to first year of organic creation* Our Brand Lane structure and product development capabilities allow us to create wholly new brands that have the potential to deliver strong, incremental, organic growth. In March 2020, we launched MEAT! Your Maker, an internally-developed meat processing brand, to capitalize on the large and growing “field-to-table” movement. 2023 American Outdoor Brands inc. all rights reserved 28

Brand “permission to play” drives growth potential American Outdoor Brands (NASDAQ: AOUT) Growth Opportunities ‘Docked’ Brand Lifestyle Supported (“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets In the Wild    In the Wild   At the Campsite    Water to Plate     In the Backyard     On the Land     At the Ranch    On the Hunt    On the Hunt   On the Hunt   Field to Table     Adventurer Harvester Marksman Defender ‘Docked’ Brand Lifestyle Supported (“Moments that Matter”) New Distribution Expand Market Share New Categories New Consumer Markets At the Range     In the Shop    In the Shop     At the Bench    For Peace of Mind     For Heritage   For Heritage   For Heritage   For Protection    For Training     Growth Opportunities © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 29

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

LEVERAGEABLE MODEL DRIVES PROFITABILITY

NET SALES & GROSS MARGIN


65% Growth
48% Growth
$177.4
$167.4
$276.7
$247.5
47.1%
42.4%
45.8%
46.2%
FY2019
FY2020
FY2021
FY2022

- ✓ Long-term growth driven by leveraging brand lane platforms
- ✓ "Dock & Unlock"™ strategy allows for expansion into new product categories providing AOUT's young brands with significant runway for growth
- ✓ Long-term gross margins supported by new product launches, stabilized from tariff impacts

Q3 FY23 – Net sales +17% vs. Q3 FY20 (pre-pandemic)

Q3 UPDATE


$70.1
$50.9
45.8%
47.1%
Q3 FY22
Q3 FY23

ADJ. EBITDAS & ADJ. EBITDAS MARGIN


285% Growth
185% Growth
$23.6
$12.3
$47.3
$35.0
13.3%
7.3%
17.1%
14.2%
FY2019
FY2020
FY2021
FY2022

- ✓ Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales
- ✓ Long-term Adj. EBITDAS target margin – mid to high teens

Q3 FY23 – Significant infrastructure investments:
Successfully completed ERP go-live (2/1/23)
HQ lease expansion (effective 1/1/24)

Q3 UPDATE


$10.5
$3.3
15.0%
6.4%
Q3 FY22
Q3 FY23

Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 36 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills.

© 2023 American Outdoor Brands, Inc. All Rights Reserved
30

American Outdoor Brands (NASDAQ: AOUT) Long-term financial targets Net Sales(1) Adjusted EBITDAS Capital Expenditures Expand market share New product categories New consumer markets New distribution High level of operating leverage from existing brand lane platform Adjusted EBITDAS margins expected to increase with net sales growth Long-term will primarily be maintenance capex related to product tooling Long-Term Drivers Note: Long-term financial targets per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation. Long-Term Path to $400M+ Mid to high teens % N/A © 2023 American outdoor brand inc all right reserved 31 balance sheet As of January 31, 2023 American Outdoor Brands (NASDAQ: AOUT) Strong balance sheet supports organic growth & acquisitions Q3 : operating cash flow ~$18M, free cash flow* ~$17M Significant liquidity (up to ~$87M available capital) $75M asset-based revolving credit facility, expandable by $15M Negative net debt leverage ratio Dry powder available for strategic acquisitions IDEAL ACQUISITION CRITERIA “Dock & Unlock”TM Friendly via Brand Lane Structure “Niche to Known”TM Opportunity (Runway for Growth) Large, Addressable Markets Low Complexity Further Diversifies Supply Chain * Free cash flow defined as cash flow from operations less capital expenditures $21.7,141.7,55.0,9.8,25.0,$253.2,$24.1,10.0,23.9,$58.0,$195.2,$253.2 ©2023 American Outdoor Brands inc. All rights reserved 32

Appendix Follows Company logo

Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies H. ANDREW FULMER, CPA Chief Financial Officer Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration American Outdoor Brands (NASDAQ: AOUT) ©2023 American Outdoor Brands inc. All rights reserved 34 company logo 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122

American Outdoor Brands (NASDAQ: AOUT) In this presentation, certain non-GAAP financial measures, including “non-GAAP net income and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) facility consolidation costs, (iv) technology implementation, (v) acquisition costs, (vi) stockholder cooperation agreement costs, (vii) income tax adjustments, (viii) interest expense, (ix) income tax benefit/expense, and (x) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. Non-GAAP Financial Measures ©2023 American Outdoor Brands inc. All rights reserved company logo 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122 35

American Outdoor Brands (NASDAQ: AOUT) Q3 FY23 non-gaap adjusted ebitdas reconciliation American outdoor brands, inc. and subsidiaries reconciliation of gaap net income/(loss) to non-gaap adjusted ebitdas (in thousands) (unaudited) For the Three Months Ended January 31, For the Nine Months Ended January 31, 2023 2022 2023 2022 GAAP net (loss)/income $ (2,863) $ 3,766 $ (8,188) $ 11,806 Interest expense 213 68 641 167 Income tax (benefit)/expense (125) 1,149 (98) 3,282 Depreciation and amortization 3,894 4,164 12,115 12,550 Stock compensation 1,065 920 2,900 2,336 Technology implementation 543 460 1585 1,619 Acquisition costs - - 47 - Facility consolidation costs 548 - 840 - Stockholder cooperation agreement costs - - 1,177 - Other - 22 – 40 Non-GAAP Adjusted EBITDAS $ 3275 $ 10,549 $ 1,019 $ 31,800 Adjusted EBITDAS Margin 6.4% 15.0% 74% 15.8% ©2023 American Outdoor Brands, inc. all rights reserved.36 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122

Q3 FY23 gaap Income statement American Outdoor Brands (NASDAQ: AOUT) American outdoor brands, inc. and subsidiaries Consolidated STATENEBTS OF OPERATION (in thousands, expect per share date) (unaudited) For the Three Months Ended January 31, For the Nine Months Ended January 31, 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122 2023 2022 2023 2022 Net sales $ 50,894 $ 70,105 $ 149,006 $ 201,633 Cost of sales 26,905 38,010 80,015 107,518 Gross profit 23,989 32,095 68,991 94,115 Operating expenses: Research and development 1,575 1,377 4,887 4,354 Selling, marketing, and distribution 14,522 15,627 40,226 44,490 General and administrative 10,893 10,366 32,575 31,020 Total operating expenses 26,990 27,370 77,688 79,864 Operating (loss)/income (3,001) 4,725 (8,697) 14,251 Other income, net: Other income, net 226 258 1,052 1,004 Interest expense, net (213) (68) (641) (167) Total other income, net 13 190 411 837 (Loss)/Income from operations before income taxes (2,988) 4915 (8,286) 15,088 Income tax (benefit)/expense (125) 1149 (98) 3,282 Net (loss)/income $ (2,863) _$ 3,766 $ (8188) —$ 11,806  Net (loss)/income per share: Basic (0.21) 0.27 (0.61) $ 0.84  Diluted : (0.21) : 0.27 : (061) ~S 0.82 © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 37

Q3 FY23 non-GAAP income statement American Outdoor Brands (NASDAQ: AOUT) American outdoor brands, inc. and subsidiaries Consolidated STATENEBTS OF OPERATION non gaap (in thousands, expect per share date) (unaudited) For the Three Months Ended January 31, For the Nine Months Ended January 31 Net sales Cost of sales Gross profit Operating expenses: Research and development Selling, marketing, and distribution General and administrative Total operating expenses Operating income Other income, net: Other income, net Interest expense, net Total other income, net Income from operations before income taxes Income tax expense Net income Net income per share: Basic Diluted For the Three Months Ended January 31, For the Nine Months Ended January 31 2023 2022 2023, 2022 $ 50894 $ 70,105 $ 149,006 $ 201,633 26,707 38,010 79,659 107,518 24,187 32,095 69,347 94,115 1,575 1377 4,887 4,354 14,522 15,627 40,226 44,490 5,861 5,536 17,158 16,741 21,958 22,540 62,271, 65,585 2,229 9555 7,076 28,530 226 258 1,052 1,004 (213) (68) (641) (167) 13 190 411 837 2,242 9,745 7,487 29,367 516 2,357 1,721 6,852 $ 1726 _$ 7,388 _$§ 5,766 _$ 22,515 $ 0.13 _$ 053 _$ 0.43 _$ 1.60 0.13 052 042 _$ 157 © 2023 American Outdoor Brands, Inc. All Rights Reserved company logo 38 9 31 44 35 255 255 113 124 125 7 56 73 108 119 122

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